Exhibit 10.26

AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 11, 2022, and effective as of February 11, 2022, by and between:

(i)GREEN PLAINS OPERATING COMPANY LLC, a Delaware limited liability company, as Borrower (the “Borrower”);

(ii)the GUARANTORS listed on the signature page hereto (each, a “Guarantor” and collectively, the “Guarantors”);

(iii)the LENDERS listed on the signature page hereto (each a “Lender” and collectively, the “Lenders”); and

(iv)TMI TRUST COMPANY, as administrative agent (“Administrative Agent”).

Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

A.Reference is made to that certain Credit Agreement, dated as of July 1, 2015 (as amended, supplemented, amended and restated or otherwise modified, the “Original Credit Agreement”), by and among the Borrower, the Guarantors, Bank of America, N.A., in its separate capacities as the Administrative Agent (the “Original Administrative Agent”), the Swing Line Lender, and the L/C Issuer thereunder (as such terms are defined therein), and the lenders party thereto, pursuant to which such lenders made (and committed to make) loans and other extensions of credit to the Borrower upon the terms and conditions set forth therein.

B.The Borrower, the Guarantors, the Lenders and the Administrative Agent amended and restated the Original Credit Agreement by entering into the Amended and Restated Credit Agreement, dated July 20, 2021 (the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the borrower a $60,000,000 credit facility

C.Each of the parties hereto desires to amend the Credit Agreement on the terms and conditions set forth herein in order to make certain other changes to the respective terms thereof.

SECTION 1. Amendments to the Credit Agreement.

Section 11.06(b)(v) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(v)No Assignment to Certain Persons.  No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.”

SECTION 2. Ratification. The Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.
SECTION 3. Effect on and Reference to the Credit Agreement.

(a) Except as specifically amended above, the terms and conditions of the Credit Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

(c) (i) Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and (ii) each reference to the Credit Agreement in any document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Credit Agreement as amended hereby.

SECTION 4. Conditions to Effectiveness.  This Amendment shall become effective as of the date each party shall have received a copy of this Amendment, executed and delivered by the other parties hereto.

SECTION 5. Representations of the Borrower.  The Borrower hereby represents and warrants to the Lenders that each of the representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

SECTION 6. Execution in Counterparts.  This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) shall be as effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7. Governing Law.  The Parties each agree that this Amendment shall be construed in accordance with and governed by the laws of the State of New York, excluding its rules of conflicts of laws, but including the New York General Obligations Law Sections 5-1401 and 5-1402, which shall govern.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

BORROWER:	GREEN PLAINS OPERATING COMPANY LLC, a Delaware limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
GUARANTORS:	GREEN PLAINS PARTNERS LP, a Delaware limited partnership By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
BBTL, LLC, a Delaware limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
BIRMINGHAM BIOENERGY PARTNERS, LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
BLENDSTAR LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
BOSSIER CITY BIOENERGY PARTNERS, LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer

GUARANTORS:	COLLINS BIOENERGY PARTNERS, LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
GREEN PLAINS ETHANOL STORAGE LLC, a Delaware limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
GREEN PLAINS LOGISTICS LLC, a Delaware limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
GREEN PLAINS TRUCKING II LLC, a Delaware limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
LITTLE ROCK BIOENERGY PARTNERS LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
LOUISVILLE BIOENERGY PARTNERS, LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer

GUARANTORS:	NASHVILLE BIOENERGY PARTNERS, LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer
OKLAHOMA CITY BIOENERGY PARTNERS, LLC, a Texas limited liability company By:/s/ Patrich Simpkins Name: Patrich Simpkins Title: Chief Financial Officer

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ADMINISTRATIVE AGENT:	TMI TRUST COMPANY, as the Administrative Agent By:/s/ Jane Strobel Name: Jane Strobel Title: Vice President

LENDERS:	ARCH REINSURANCE LTD., in its capacity as Lender By: BlackRock Financial Management, Inc., its Investment Advisor By:/s/ Henry Brennan Name: Henry Brennan Title: Managing Director

ADVANCED SERIES TRUST – AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO, in its capacity as Lender

By:  BlackRock Financial Management, Inc., its Sub-Advisor

By:/s/ Henry Brennan

Name:  Henry Brennan

Title:  Managing Director

BLACKROCK GLOBAL LONG/SHORT CREDIT FUND OF BLACKROCK FUNDS IV, in its capacity as Lender

By:  BlackRock Advisors, LLC, its Investment Manager

By:/s/ Henry Brennan

Name:  Henry Brennan

Title:  Managing Director

MASTER TOTAL RETURN PORTFOLIO OF MASTER BOND LLC, in its capacity as Lender

By:  BlackRock Financial Management, Inc., its Registered Sub-Advisor

By:/s/ Henry Brennan

Name:  Henry Brennan

Title:  Managing Director

LENDERS:	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC., in its capacity as Lender By: BlackRock Advisors, LLC, the Fund’s Investment Manager By:/s/ Henry Brennan Name: Henry Brennan Title: Managing Director

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V, in its capacity as Lender

By:  BlackRock Advisors, LLC, its Investment Advisor

By:/s/ Henry Brennan

Name:  Henry Brennan

Title:  Managing Director

LENDERS:	BLACKROCK GLOBAL ALLOCATION FUND, INC., in its capacity as Lender By: BlackRock Advisors, LLC, as Investment Adviser By:/s/ David Clayton Name: David Clayton Title: Managing Director
BLACKROCK CAPITAL ALLOCATION TRUST, in its capacity as Lender By: BlackRock Advisors, LLC, its Investment Manager By:/s/ David Clayton Name: David Clayton Title: Managing Director

BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC., in its capacity as Lender

By:  BlackRock Advisors, LLC, as Investment Adviser

By:/s/ David Clayton

Name:  David Clayton

Title:  Managing Director

BLACKROCK GLOBAL ALLOCATION V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC., in its capacity as Lender

By:  BlackRock Advisors, LLC, its Investment Adviser

By:/s/ David Clayton

Name:  David Clayton

Title:  Managing Director